Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended May 2005	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		6/16/2005
2	Payment Date		6/20/2005
3	Collection Period	5/1/2005	5/28/2005	28
4	Monthly Interest Period — Actual	5/20/2005	6/19/2005	31
5	Monthly Interest — Scheduled			30

B. SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	273,961,613.67	—	31,716,972.65	242,244,641.02	0.5699874
7	Class A-2 Notes	420,000,000.00	420,000,000.00	—	—	420,000,000.00	1.0000000
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	—	485,000,000.00	1.0000000
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$1,534,354,871.67	$—	$31,716,972.65	$1,502,637,899.02

12	Total Securitization Value	$1,685,393,258.00	$1,566,403,375.13			$1,536,345,765.02

			Coupon Rate	Interest Pmt Due	Per $1000 Face Amount	Principal & Interest Payment Due	Per $1000 Face Amount

13	Class A-1 Notes		2.9850%	704,195.50	2.5704167	32,421,168.15	118.3420105
14	Class A-2 Notes		3.5200%	1,232,000.00	2.9333333	1,232,000.00	2.9333333
15	Class A-3 Notes		3.8200%	1,543,916.67	3.1833333	1,543,916.67	3.1833333
16	Class A-4 Notes		3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities			4,038,278.83		35,755,251.48

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received		27,447,687.13
18	Sales Proceeds - Early Terminations		12,020,896.40
19	Sales Proceeds - Scheduled Terminations		843,062.99
20	Security Deposits for Terminated Accounts		43,250.00
21	Excess Wear and Tear Received		10,132.13
22	Excess Mileage Charges Received		29,528.65
23	Other Recoveries Received		77,673.81

24	Subtotal: Total Collections		40,472,231.11

25	Repurchase Payments		—
26	Postmaturity Term Extension		153,973.31
27	Investment Earnings on Collection Account		112,229.65

28	Total Available Funds, prior to Servicer Advances		40,738,434.07

29	Servicer Advance		—

30	Total Available Funds		40,738,434.07

31	Reserve Account Draw		—

32	Available for Distribution		40,738,434.07

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		1,305,336.15
37	Servicing Fee Shortfall
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		4,038,278.83
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	35,389,819.09
46	Regular Principal Distribution Amount	31,716,972.65
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		31,716,972.65
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		3,672,846.44

Volkswagen Auto Lease Trust 2005-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended May 2005	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. Of Collection Period)		1,348,961,613.67
52	Less: Aggregate Securitization Value (End of Collection Period)		(1,536,345,765.02)

53	First Priority Principal Distribution Amount (not less than zero)		—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. Of Collection Period)		1,348,961,613.67
56	Less: First Priority Principal Distribution Amount		—
57	Less: Targeted Note Balance		(1,317,244,641.02)

58	Regular Principal Distribution Amount		31,716,972.65

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)		1,536,345,765.02
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)		(219,101,124.00)

62	Targeted Note Balance		1,317,244,641.02

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)		40,738,434.07
65	Less: Payment Date Advance Reimbursement (Item 77)		—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)		1,305,336.15
67	Less: Administration Fees Paid (Items 38, 39 and 40)		5,000.00
68	Less: Interest Paid to Noteholders (Item 42)		4,038,278.83
69	Less: 1st Priority Principal Distribution (Item 43)		—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)		35,389,819.09
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)		N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)		—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)		35,389,819.09

74	Reserve Account Draw Amount(If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)		—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance		—
77	Payment Date Advance Reimbursement		—
78	Additional Payment Advances for current period		—

79	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58

83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		41,446.60

85	Subtotal: Reserve Fund Available for Distribution		16,895,379.18
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,895,379.18
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		41,446.60

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	47	912,679.34
94a	Less: Sales Proceeds for Current Month Scheduled Terminations		(849,562.99)
94b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		—
95	Less: Excess Wear and Tear Received		(10,132.13)
96	Less: Excess Mileage Received		(29,528.65)

97	Current Period Net Residual Losses/(Gains)	47	23,455.57

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	—	—
100	Current Period Net Residual Losses (Item 97)	47	23,455.57

101	Ending Cumulative Net Residual Losses	47	23,455.57

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.00%

Volkswagen Auto Lease Trust 2005-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended May 2005	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current
104	Initial Aggregate Securitization Value		1,685,393,258	1,536,345,765
105	Number of Current Contracts		72,157	69,925
106	Weighted Average Lease Rate		3.59%	3.55%
107	Average Remaining Term		27.48	21.94
108	Average Original Term		42.98	42.95
109	Monthly Prepayment Speed			96.32%

		Units	Book Amount	Securitization Value
110	Pool Balance - Beginning of Period	70,539	1,732,039,205	1,566,403,375
111	Depreciation/Payments		(25,053,210)	(17,231,483)
112	Gross Credit Losses	(24)	(535,609)	(550,645)
113	Early Terminations	(536)	(12,052,576)	(11,208,829)
114	Scheduled Terminations	(47)	(956,877)	(912,679)
115	Repurchase/Reallocation	(7)	(165,847)	(153,973)

116	Pool Balance - End of Period	69,925	1,693,275,085	1,536,345,765

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage
118	Current	69,379	1,525,533,601	99.30%
119	31 - 90 Days Delinquent	498	9,775,516	0.64%
120	90+ Days Delinquent	48	1,036,648	0.07%

121	Total	69,925	1,536,345,765	100.00%

122	Credit Losses:		Units	Amounts
123	Aggregate Securitization Value on charged-off units		24	550,645
124	Aggregate Liquidation Proceeds on charged-off units			(388,946)
125	Recoveries on charged-off units			—

126	Current Period Aggregate Net Credit Losses/(Gains)		24	161,699

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		38	266,716
129	Current Period Net Credit Losses (Item 119)		24	161,699

130	Ending Cumulative Net Residual Losses		62	428,415

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.03%

Volkswagen Auto Lease Trust 2005-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended May 2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
7/20/2005	21,549,909
8/20/2005	34,921,865
9/20/2005	38,636,260
10/20/2005	47,146,423
11/20/2005	47,601,005
12/20/2005	42,905,414
1/20/2006	39,296,817
2/20/2006	37,267,844
3/20/2006	35,141,308
4/20/2006	38,806,291
5/20/2006	35,195,471
6/20/2006	31,300,547
7/20/2006	33,540,756
8/20/2006	49,181,851
9/20/2006	50,269,696
10/20/2006	50,548,387
11/20/2006	50,689,197
12/20/2006	51,428,011
1/20/2007	51,754,849
2/20/2007	43,204,813
3/20/2007	35,212,161
4/20/2007	36,191,136
5/20/2007	35,080,044
6/20/2007	27,953,505
7/20/2007	30,106,632
8/20/2007	35,178,800
9/20/2007	36,739,088
10/20/2007	41,833,436
11/20/2007	35,374,221
12/20/2007	32,388,810
1/20/2008	28,894,428
2/20/2008	23,021,948
3/20/2008	35,736,304
4/20/2008	47,169,245
5/20/2008	28,285,821
6/20/2008	33,843,333
7/20/2008	34,763,833
8/20/2008	24,429,886
9/20/2008	22,314,768
10/20/2008	21,297,152
11/20/2008	15,662,320
12/20/2008	22,318,541
1/20/2009	16,607,706
2/20/2009	1,039,837
3/20/2009	260,630
4/20/2009	226,893
5/20/2009	193,584
6/20/2009	215,426
7/20/2009	259,293
8/20/2009	273,149
9/20/2009	303,811
10/20/2009	609,681
11/20/2009	753,072
12/20/2009	968,995
1/20/2010	439,281
2/20/2010	10,279
3/20/2010	996
4/20/2010	1,003
5/20/2010	—

Total	1,536,345,765

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (1) each collection period is a calendar month rather than a fiscal month, (2) timely receipt of all monthly rental payments and sales proceeds, (3) no credit or residual losses and (4) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.